Exhibit 99.1
Squarespace to Go Private in $6.9B All-Cash Transaction with Permira
Stockholders will receive $44.00 per share in cash, which represents a premium of 29% over the 90-day volume weighted average trading price of $34.09
Anthony Casalena is rolling over a substantial majority of his existing equity and will continue to lead Squarespace as Chief Executive Officer
Long-term Investors General Atlantic and Accel to re-invest as part of the go-private agreement
NEW YORK, May 13, 2024 — Squarespace, Inc. (NYSE: SQSP), the design-driven platform helping entrepreneurs build brands and businesses online, today announced that it has entered into a definitive agreement to go private by Permira, the global private equity firm, in an all-cash transaction valued at approximately $6.9 billion.

Under the terms of the agreement, Squarespace stockholders will receive $44.00 per share in cash representing a transaction valued at over $6.6 billion on an equity value basis and approximately $6.9 billion on an enterprise value basis. The purchase price represents a premium of approximately 29% over Squarespace’s 90-day volume weighted average trading price, and a premium of 15% over Squarespace's closing share price of $38.19 on the NYSE on May 10, 2024. Upon completion of the transaction, Squarespace will become a privately held company with the flexibility and resources to invest in enabling entrepreneurs to build better online brands and more easily transact with their customers.

Anthony Casalena will roll over a substantial majority of his existing equity and continue to be one of the largest shareholders following this transaction. He will continue to serve as Squarespace’s Chief Executive Officer and Board Chairman, and lead the business in all aspects of its operations, along with Squarespace’s current leadership team, who are expected to continue their roles following the close of the transaction.

“Squarespace has been at the forefront of providing services to businesses looking to establish themselves online for more than two decades. We are excited to continue building on that foundation, and expanding our offerings, for years to come,” said Anthony Casalena, Founder and CEO of Squarespace. “We are thrilled to be partnering with Permira on this new leg of our journey, alongside our existing long-term investors General Atlantic and Accel, who strongly believe in the future of Squarespace.”

David Erlong, Partner at Permira, said, “Squarespace has built a distinct and globally recognized creative brand and an incredible, design-driven platform of tools that empower entrepreneurs and small businesses to establish and scale their online presence. As a firm with a long history of backing leading internet platforms and technologies that enable SMBs to compete globally, we are excited to partner with Anthony and his team to support the company in unlocking its full potential.”

Andrew Young, Partner at Permira, added, “The Squarespace ecosystem provides SMBs with a broad offering – from demand generation to powerful payment solutions, all seamlessly interwoven with intuitive GenAI. We share Anthony and the team’s vision to further invest in these tools to help customers grow.”

Anton Levy, Chairman of Global Technology, Co-President and Managing Director at General Atlantic, said, “We are proud to have supported Squarespace for more than a decade as Anthony and the team have built and scaled a very special and durable business. We look forward to being a part of the company’s next phase of growth.”
Due to the pending transaction, the Company will no longer hold its previously announced Investor Day scheduled for May 15, 2024.

Transaction Details

The transaction was unanimously approved and recommended by a Special Committee of the Squarespace Board of Directors, composed entirely of independent and disinterested directors, and unanimously approved by the Board of Directors.

The Special Committee retained Centerview Partners LLC as financial advisor and Richards, Layton & Finger as legal counsel. In arriving at its unanimous recommendation in favor of the transaction, the Special Committee considered several factors which will be outlined in public filings to be made by Squarespace.

Squarespace CEO Anthony Casalena and long-term investors General Atlantic and Accel, representing approximately 90% of the Company’s voting shares, have agreed to vote in favor of the transaction. The transaction will be conditioned upon approval of a majority of the voting power of the outstanding capital of the Company held by holders who are unaffiliated with Anthony Casalena, General Atlantic and Accel, and will also be conditioned upon approval of a majority of the Company’s Class A common stock and a majority of the Company’s Class B common stock, each voting as separate classes. The transaction is subject to receipt of regulatory approvals. Upon satisfaction of these and other customary closing conditions, the transaction is expected to close by the fourth quarter of 2024.

Upon completion of the transaction, Squarespace’s common stock will no longer be publicly listed, and Squarespace will become a privately-held company.

Advisors

JP Morgan is acting as financial advisor to Squarespace, and Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal counsel to Squarespace.

Centerview Partners LLC is acting as financial advisor, and Richards, Layton & Finger is acting as legal counsel, to the Special Committee of the Squarespace Board of Directors.

Goldman Sachs & Co LLC is acting as financial advisor to Permira, and Latham & Watkins LLP is acting as legal counsel to Permira Advisers. Blackstone Credit & Insurance (“BXCI”), Blue Owl Capital, and Ares Capital Corp are acting as Joint Lead Arrangers on the debt financing.

Wilson Sonsini Goodrich & Rosati is acting as legal counsel to Anthony Casalena.

Paul, Weiss, Rifkind, Wharton & Garrison is acting as legal counsel to General Atlantic.

Cooley is acting as legal counsel to Accel.

Important Information and Where to Find It

In connection with the Transaction, the Company will file with the SEC a Proxy Statement, the definitive version of which will be sent or provided to Company stockholders. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Company may also file other documents with the SEC regarding the Transaction. This Current Report on Form 8-K is not a substitute for the Proxy Statement, the Schedule 13E-3 or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement, Schedule 13E-3 (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the

Company’s website at https://investors.squarespace.com or by contacting the Company’s Investor Relations Team at investors@squarespace.com.

The Transaction will be implemented solely pursuant to the Merger Agreement dated as of May 13, 2024, among the Company, Parent, and Merger Sub, which contains the full terms and conditions of the Transaction.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Transaction (if and when they become available). Information relating to the foregoing can also be found in the Company’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 22, 2024 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Company’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed merger of the Company with an affiliate of Permira Advisers (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of affiliates of Permira to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) potential litigation relating to the Transaction that could be instituted against Permira, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xviii) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

About Squarespace

Squarespace (NYSE: SQSP) is a design-driven platform helping entrepreneurs build brands and businesses online. We empower millions in more than 200 countries and territories with all the tools they need to create an online presence, build an audience, monetize, and scale their business. Our suite of products range from websites, domains, ecommerce, and marketing tools, as well as tools for scheduling with Acuity, creating and managing social media presence with Bio Sites and Unfold, and hospitality business management via Tock. For more information, visit www.squarespace.com.

About Permira

Permira is a global investment firm that backs successful businesses with growth ambitions. Founded in 1985, the firm advises funds with total committed capital of approximately €80bn and makes long-term majority and minority investments across two core asset classes, private equity and credit.

The Permira funds have an extensive track record investing in internet, software and SMB-enablement solutions, having partnered with 50+ companies across SaaS, cybersecurity, digital commerce, fintech and online marketplaces. The Permira funds have previously supported and helped scale some of the largest and fastest-growing technology businesses globally, including LegalZoom, Klarna, Zendesk, Magento, Carta, Adevinta, The Knot Worldwide, Boats Group, Housecall Pro, and others.

The Permira private equity funds have made approximately 300 private equity investments in four key sectors: Technology, Consumer, Healthcare and Services. Permira employs over 500 people in 15 offices across Europe, the United States and Asia. For more information, visit www.permira.com or follow us on LinkedIn.

About General Atlantic

General Atlantic is a leading global growth investor with more than four decades of experience providing capital and strategic support for over 520 growth companies throughout its history. Established in 1980 to partner with visionary entrepreneurs and deliver lasting impact, the firm combines a collaborative global approach, sector specific expertise, a long-term investment horizon and a deep understanding of growth drivers to partner with great entrepreneurs and management teams to scale innovative businesses around the world. General Atlantic has approximately $84 billion in assets under management inclusive of all products as of March 31, 2024, and more than 300 investment professionals based in New York, Amsterdam, Beijing, Hong Kong, Jakarta, London, Mexico City,

Miami, Mumbai, Munich, San Francisco, São Paulo, Shanghai, Singapore, Stamford and Tel Aviv. For more information on General Atlantic, please visit: www.generalatlantic.com.

About Accel

Accel is a global venture capital firm that is the first partner to exceptional teams everywhere, from inception through all phases of private company growth. Atlassian, Bumble, CrowdStrike, Etsy, Facebook, Flipkart, Freshworks, Qualtrics, Slack, Spotify, Squarespace, Tenable, and UiPath are among the companies Accel has backed over the past 40 years. We help ambitious entrepreneurs build iconic global businesses. For more, visit www.accel.com or www.twitter.com/accel.

Contacts

Investors
investors@squarespace.com
Media
press@squarespace.com

For Permira:
Nina Gilbert
Nina.Gilbert@permira.com
+44 207 9594037
James Williams
james.williams@permira.com
+44 774 7006407

OR

FGS Global Permira-NA@FGSGlobal.com

For General Atlantic:
Emily Japlon
media@generalatlantic.com